UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2024
B. RILEY FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11100 Santa Monica Blvd., Suite 800
Los Angeles, CA 90025
310-966-1444
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 7.375% share of Series B Cumulative Perpetual Preferred Stock	RILYL	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 29, 2024, B. Riley Financial, Inc., a Delaware corporation (the “Company”), announced that B. Riley Brand Management LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of the Company (“B. Riley Brand Management”), entered into a transfer and contribution agreement, dated October 25, 2024 (the “Transfer and Contribution Agreement”), by and between B. Riley Brand Management and BR Funding Holdings 2024-1, LLC, a Delaware limited liability company and, prior to the consummation of the transactions described herein, wholly-owned subsidiary of B. Riley Brand Management (“Holdings”), pursuant to which, among other things, B. Riley Brand Management transferred and contributed its limited liability company interests in (i) BR Brand Holdings LLC, a New York limited liability company, (ii) HRLY Brand Management LLC, a Delaware limited liability company, (iii) Justice Brand Management LLC, a New York limited liability company, and (iv) S&S Brand Management LLC, a New York limited liability company (such limited liability interests collectively, the “Brands Interests,” and such transfer, the “Transfer”).

In connection with the transactions contemplated by the Transfer and Contribution Agreement, Holdings transferred and contributed the Brand Interests to its subsidiary, BR Funding 2024-1, LLC, a Delaware limited liability company and securitization financing vehicle (“Issuer”) and Issuer issued notes and preferred stock secured by the Brands Interests (the “Secured Financing”) to a third party purchaser, HBN 101, LLC, a Delaware limited liability company (the "Purchaser"), the proceeds of which were used to fund an upfront payment to the Company of approximately $189 million.

The Transfer and Contribution Agreement contains representations, warranties and covenants that are customary for a transaction of this type, together with covenants regarding the tax and accounting treatment of the Transfer.

The foregoing summary of the Transfer and Contribution Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transfer and Contribution Agreement, which is filed as Exhibit 2.1 hereto.

Additionally, in connection with the Transfer and Contribution Agreement, bebe stores, inc., a California corporation and majority owned subsidiary of the Company (“bebe”), entered into a membership interest purchase agreement, dated October 25, 2024 (the “bebe Purchase Agreement”), by and among bebe, HBN 120, LLC, a Delaware limited liability company (“Buyer”), BB Brand Holdings LLC, a Delaware limited liability company (“BB Brand Holdings”), and BKST Brand Management LLC, a New York limited liability company (“BKST Brand Management” and together with BB Brand Holdings, the “bebe Brands”), pursuant to which, among other things, bebe sold its limited liability company interests in the bebe Brands to Buyer, an affiliate of the Purchaser for approximately $47 million in net proceeds (such sale, the “Sale”), with certain of such proceeds applied towards indebtedness related to the bebe holdings.

The bebe Purchase Agreement contains representations, warranties and covenants that are customary for a transaction of this type, and includes a license for bebe to continue to use certain trademarks for a period following the closing of the Sale.

The foregoing summary of the bebe Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the bebe Purchase Agreement, which is filed as Exhibit 2.2 hereto.

The Company plans on utilizing the proceeds from the Transfer and the portion of the proceeds from the Sale that it expects to receive as its pro rata portion of a dividend from bebe to pay down outstanding senior secured debt and deleverage its balance sheet.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 7.01 Regulation FD Disclosure.

On October 29, 2024, the Company issued a press release announcing the execution of the Transfer and Contribution Agreement and the transactions contemplated thereby and the bebe Purchase Agreement and the transactions contemplated thereby. A copy of such press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

The Unaudited Pro Forma Combined Balance Sheet as of March 31, 2024 and Pro Forma Combined Statements of Operations for the three months ended March 31, 2024 and the years ended December 31, 2023, 2022, and 2021 will be filed at a later date in a Form 8-K/A.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1*	Transfer and Contribution Agreement, dated October 25, 2024, between B. Riley Brand Management, LLC and BR Funding Holdings 2024-1, LLC.
2.2	Membership Interest Purchase Agreement, dated October 25, 2024, by and among bebe stores, inc., HBN 120, LLC, BB Brand Holdings, LLC and BKST Brand Management, LLC.
99.1	Press Release, dated October 29, 2024, issued by B. Riley Financial, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*
The Company has omitted certain schedules to the Transfer and Contribution Agreement pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

Cautionary Language Regarding Forward-looking statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Company’s performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and the Company assumes no duty to update forward looking statements, except as required by law. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of the Company, including, but not limited to, the occurrence of any event, change or other circumstances that affect the tax or accounting treatment of the Transfer or the Sale or potential litigation relating to the Transfer or the Sale that could be instituted in connection with the Transfer and Contribution Agreement or the bebe Purchase Agreement. In addition to these factors, investors should review the “Risk Factors” set forth in B. Riley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other filings with the United States Securities and Exchange Commission, which identify important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements in this communication.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. Riley Financial, Inc.

By:	/s/ Phillip J. Ahn
Name:	Phillip J. Ahn
Title:	Chief Financial Officer and Chief Operating Officer
Date: October 31, 2024
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